SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2013

Southern States Sign Company
(Exact name of small business issuer as specified in its charter)

Nevada	333-171842	26-3014345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Viale Bruno Buozzi 83, Rome, Italy (Address of principal executive offices)

39.06.80692582
(Issuer’s telephone number)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

ITEM 4.01.  Changes in Registrant’s Certifying Accountant.

On April 11, 2013, the Company, through and with the approval of its Board of Directors, engaged  Bompani Audit Srl (“Bompani”) as its independent registered public accounting firm.

During our two most recent fiscal years ended December 31, 2012,  the Company did not consult with Bompani  regarding  the application  of accounting  principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Bompani on the Company's financial statements, and Bompani did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years ended December 31, 2012, we have not consulted Bompani on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern States Sign Company

Dated: April 15, 2013	By: /s/ Sergio Schisani
Sergio Schisani
Chief Executive Officer